EXHIBIT 99.1


ARC Wireless Solutions, Inc. - Presentation

Each slide contains the following text across the top: "ARC Wireless Solutions. Bridging the gaps in end-to-end wireless network solutions, through innovation."

Slide 1

This is not a solicitation to buy or sell securities and does not purport to be an analysis of the Company's financial position. This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934. Although the Company believes that the expectations reflected in the forward-looking statements and assumptions upon which forward-looking statements are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. See the Company's most recent Quarterly Report on Form 10-QSB and Annual Report on Form 10-KSB for additional statements concerning important factors, such as demand for products, manufacturing costs and competition that could cause actual results to differ materially from the Company's expectations.

Slide 2

OTCBB
ARCS

RECENT PRICE
$.18

SHARES OUTSTANDING
152,343,784

MARKET CAPITALIZATION
$27,000,000

FLOAT
92,045,206

52 WEEK RANGE
$.43 - $.14

REVENUES
$31m

NUMBER OF EMPLOYEES
111

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Slide 3

ARC's Wireless Business

       COMPANIES                                  SERVICE PROVIDED
ARC Wireless Communications Products Division     wireless design and manufacturing
Winncom Technologies Corp.                        wireless marketing, distribution and servicing
Antennas America(TM)branded products              antenna solutions
Starworks Wireless Inc.                           cable and connector solutions


Slide 4

[Bar graph appears here based on data points indicated.]

ACR Wireless Solutions, Inc.
Annual Revenues (in thousands)
                                                                                Projected
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002

807      984      2,030    1,975    3,012   2,927    4,567    18,480   30,940   34,000


Slide 5

[Bar graph appears here based on data points indicated.]

                                                                                Projected
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
Annual Net Income (Loss) (in thousands)
135      309      367      9        135     (245)    (572)    (1,841)  (2,703)  525
Non Cash Expenditures (in thousands)
-        -        -        -        -       -        -        (627)    (2,400)  -


Slide 6

Customer Base

AT&T Wireless
Qwest
Intermec
LoJack
Cingular


Slide 7

Base Station Antennas

[Photo of base station antennas.]

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Slide 8

ARC Galaxy Universal Mobile Antennas

[Photo of ARC Galaxy Universal Mobile Antenna.]


Slide 9

Panel Antennas

[Photo of Panel Antennas.]


Slide 10

Strategic Vendors
Winncom Technologies Corp.

Agere
Avaya
Western Multiplex
Intel
Alvarion

Slide 11

Wireless WAN

[Illustrative demonstration of Wireless WAN Configuration.]


Slide 12

Point-to-Point Configuration

[Illustrative demonstration of Point-to-Point Configuration of Ethernet between two buildings with directional antenna.]


Slide 13

Point-to-Multipoint Configuration

[Illustrative demonstration of Point-to-Multipoint Configuration of Ethernet among three buildings using omnidirectional antennas and directional antennas.]


Slide 14

Public Access Application

[Illustrative demonstration of Public Access Applications for internet access among hotels, schools, MDU/MTU, airports, train stations, corporate LAN's, and service providers.]

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Slide 15

Starworks Wireless, Inc., a wholly owned subsidiary of ARC Wireless Solutions, Inc.

[Photo of cable]


Slide 16

ARC Wireless Solutions Products Division

[Photo of antenna production and testing]


Slide 17

Our Patents:
US5829121: Antenna Making Method
US5793336: Conformal Antenna Assemblies
USD408415: Conformal Antenna For a Satellite Dish
US5363114: Planar Serpentine Antennas
US4914445: Microstrip Antennas and Multiple Radiator Array Antennas US5995059: Coaxial Antennas with Ungrounded Outer Conductor Section US6218991: Compact Planar Inverted F Antenna
US5877452: Coaxial Cable Connector
Under License:
US6121929: Antenna System (RU)
US5905465: Antenna System (Base Station)
US6239751: Low Profile Tunable Antenna